Exhibit 99.2


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Form 8-K filed by Rachel's Gourmet Snacks, Inc. (the "Company") concerning the Disposition of Assets mentioned in the Form 8-K as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Pablo Malacara, the Chief Financial Officer of the Registrant of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



                                        Rachel's Gourmet Snacks, Inc.

          DATE: August 30, 2002         By:  /s/ Pablo Malacara
                                            ------------------------------------
                                             Pablo Malacara
                                             Its Chief Financial Officer